UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    July 15, 2009

CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	814-00063	13-2949462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 859, Pan Xu Road Suzhou, Jiangsu Province, China, 215000
(Address of principal executive offices) (Zip Code

Registrant’s telephone number, including area code    (86) 512 6855 0568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

        On July 15, 2009, Neostem, Inc., a Delaware corporation ( “NeoStem”), filed a Form S-4 in connection with the merger (the “Merger”) of China Biopharmaceuticals Holdings, Inc. ( “CBH”), with and into CBH Acquisition LLC, a wholly-owned subsidiary of NeoStem (“Subco”), pursuant to the Agreement and Plan of Merger, dated November 2, 2008, as such agreement may be amended from time to time (the “Agreement and Plan of Merger”), among NeoStem, CBH, Subco and China Biopharmaceuticals Corp., a British Virgin Islands company and wholly-owned subsidiary of CBH (“CBC”).

        For detailed information regarding the Form S-4, please visit http://www.sec.gov/Archives/edgar/data/320017/000114420409037330/v153023_s4.htm.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, CBH has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Biopharmaceuticals Holdings, Inc. /s/ Jian Zhang Name: Jian Zhang Title: Chief Financial Officer

Date: July 21, 2009